Exhibit 99.1
WELCOME 2009 Shareholders Meeting

FORWARD-LOOKING STATEMENTS Except for the historical information contained in this presentation, certain matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that, in making any such statements, our expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. When used in this presentation, the words "anticipates," "believes," "expects," "intends" and similar expressions as they relate to Reliance Bancshares, Inc. or its management are intended to identify such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties. Our actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what impact they will have on our results of operations or financial condition. We expressly decline any obligation to publicly revise any forward-looking statements that have been made to reflect the occurrence of events after the date hereof. 2

HOLDING COMPANY DIRECTORS

Robert Cox	Emerson Electric Company
Dick Demko	Demko Consulting
Pat Gideon	Silver Lake Bank
Rusty Keeley	L. Keeley Construction
Barry Koenemann	United Construction Ent. Co.
Mike Lawder	Anderson & Gilbert, L.C.
Earl Lindenberg	Lindenberg Technologies, L.L.C.
Gary Parker	Center Oil Company
Scott Sachtleben	The Desco Group
Jim SanFilippo	Waylon Advertising
Dave Spence	Alpha Packaging, Inc.
Bill Stiritz	Ralcorp Holdings, Inc.
Jerry Von Rohr	Chairman & Chief Executive Officer

RELIANCE BANCSHARES, INC.
2009 SHAREHOLDERS MEETING
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RELIANCE BANK DIRECTORS

Robert Cox	Emerson Electric Company
Dick Demko	Demko Consulting
Barry Frazier	Center Ethanol Company, LLC
Rusty Keeley	L. Keeley Construction
Barry Koenemann	United Construction Ent. Co.
Pierre LaBarge, III	LaBarge Pipe and Steel Company
Mike Lawder	Anderson & Gilbert, L.C.
Earl Lindenberg	Lindenberg Technologies, L.L.C.
Dale Oberkfell	President & Chief Operating Officer
Scott Sachtleben	The Desco Group
Jim SanFilippo	Waylon Advertising
Dave Spence	Alpha Packaging, Inc.
Jerry Von Rohr	Chairman & Chief Executive Officer

RELIANCE BANCSHARES, INC.
2009 SHAREHOLDERS MEETING
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RELIANCE BANK, FSB DIRECTORS

Dan Jasper	Vice Chairman & Chief Executive Officer
Julie Mathis	Mathis, Jessen & Company, CPAs
Richard Pringle	Richard W. Pringle, P.A
Hal Tate	President & Chief Operating Officer
Jerry Von Rohr	Chairman
R. Mark Webb	Lykes Insurance, Inc.
A. David Welsh	Business Entrepreneur

RELIANCE BANCSHARES, INC.
2009 SHAREHOLDERS MEETING
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6 2008 vs. 2009 ASSESSMENT

CURRENT ENVIRONMENT Remain Well Capitalized - U.S. Treasury Capital Purchase Program Facilities Florida Real Estate Market Overall Risk Assessment and Underwriting of Loans Credit Quality is Principal Focus Stabilize and Shrink Non-Performing Assets New People Expense Reductions 10 Year Anniversary 7

ORIGINAL EMPLOYEES Rick Baumhoff Paul Siebels David Stout Joan Sullivan (Retired) Karen Theiss Jerry Von Rohr Patti Zykan 8

ORIGINAL EMPLOYEES 9

2009 OPPORTUNITIES Well Capitalized for Future Growth In Strong Position to Take Advantage of Acquisitions or Strategic Alliances Grow Existing Facilities and Improve their Financial Performance Interest Rate Environment ^ Floors on Loans ^ Loan Pricing Remains Competitive; But Many Banks Less Active ^ Deposit Competition Easing ^ Striving for Improvement in Net Interest Margin 10

GROWTH 2008 • 2 Permanent Missouri Branches (Clayton and Wentzville) • 2 Permanent Illinois Branches (Columbia and Edwardsville) • 1 Permanent Florida Branch (Lehigh Acres) 2009 • No New Facilities Anticipated • Deposit Growth in All Locations • Continue to Capture Larger Percentage of Market Share in St. Louis Metropolitan Area ^ June 30, 2007: 13th out of 140, 1.46% ^ June 30, 2008: 11th out of 145, 1.57% 11

MISSOURI / ILLINOIS EXISTING 12

RELIANCE BANK, FSB EXISTING LAND ON HOLD CLOSING 6-26-09 13

TRADING ACTIVITY 3rd Quarter 2008: 66,197 Shares; Weighted Price Per Share: $6.92 High Trade: $11.00; Low Trade: $6.10 4th Quarter 2008: 70,268 Shares; Weighted Price Per Share: $6.33 High Trade: $7.75; Low Trade: $4.40 1st Quarter 2009: 19,346 Shares; Weighted Price Per Share: $3.88 High Trade: $4.90; Low Trade: $3.00 Closing Price on Tuesday, May 5, 2009: $4.50 60 Employee Stock Purchase Participants 14

OTHER BANK STOCKS Source: Yahoo Finance 15

2008 STATISTICS ASSETS $1.574 Billion ^ $438 Million + 38.5% LOANS $1.255 Billion ^ $343 Million + 37.6% DEPOSITS $1.228 Billion ^ $393 Million + 47.1% CAPITAL $140 Million ^ $.282 Million ^ .2% EARNINGS ($.319 Million) ^ $ 2.4 Million ^115.1% CASH FLOW $6.316 Million ^ $.100 Million + 1.6% (Cash Flow = Net Earnings + Net Loan Loss Provision + Depreciation) Source: Audited Financial Statements 16

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 CONSOLIDATED NET INCOME ($000) Source: Audited Financial Statements 17

CONSOLIDATED ASSETS ($MM) 1999 2001 2003 2004 2005 2006 2007 2008 45 135 300 444 702 901 1136 1574 Source: Audited Financial Statements 18

1ST QUARTER 2009 RESULTS ASSETS $1.600 Billion ^ $373 Million + 30.2% LOANS $1.235 Billion ^ $242 Million + 24.3% DEPOSITS $1.267 Billion ^ $367 Million + 40.8% CAPITAL $180 Million ^ $39 Million + 27.5% EARNINGS $.100 Million ^ $.219 Million ^ 70.7% CASH FLOW $.557 Million ^ $1.045 Million ^ 65.2% (Cash Flow = Net Earnings + Net Loan Loss Provision + Depreciation) Source: 1st Quarter Earnings Release and Internal Financials 19

NUMBER OF EMPLOYEES 20

LOANS 21

LOAN GROWTH Source: Audited Financial Statements 22

LOAN PORTFOLIO AS OF 3/31/09 Commercial Real Estate Construction Multi-Family Residential Real Estate Commercial & Industrial Other 58 14 11 9 7 1 TOTAL LOAN PORTFOLIO COMMERCIAL REAL ESTATE Office Retail Owner Occupied Other Industial Hotel/Motel Health Care 34 20 17 12 12 3 2 23 Office Retail Owner Occupied Other Industrial Land East 23 19 19 16 13 10

LOANS BY REGION 24

CREDIT QUALITY 25

ASSET QUALITY OVERSIGHT Internal Watch List Credit Committee ^ Monthly Directors Watch List Credit Committee ^ Quarterly Additional Staffing Hired to Work on Non-Performing Assets in St. Louis and Florida Senior Management Actively Involved in Watch List Credit Resolution 26

MARKETING 27

Developed a Brand Image Increased Awareness and Visibility Communicated our Brand Image Through Increased and On-Going Media Spending Introduced Television into the Media Mix Increased Market Share 2008 MARKETING SUCCESSES 28

2009 MARKETING FOCUS 29 Marketing Efforts will be Relationship Driven Continue to Increase Deposit Market Share Most Recent Television Spots

SHAREHOLDER INVOLVEMENT 30

CURRENT SHAREHOLDER ANALYSIS BALANCES AS OF 3/31/09 Deposit Accounts Checking $ 23,287,249 Money Market $ 12,876,466 Savings $ 12,942,606 CDs $ 35,528,969 IRAs $ 1,423,116 Total Deposits $ 86,058,406 Total Loans $ 243,750,388 31

CURRENT SHAREHOLDER ANALYSIS Total Shareholder Relationships 571 2008 2009 # % Total % Total With Loan or Deposit Account 371 60% 65% With No Account 200 40% 35% With Checking Account 281 $23,287,249 A 50% increase in the number of shareholders with a checking account could add $12,000,000 of non or low-interest bearing deposits - directly adding to the bottom line. 32

SUMMARY Re-double Efforts on Credit Quality and Resolve Non-Performing Assets Continue to Loan Money and Support Good Customers Continue Stringent Expense Controls Grow Core Deposits in All Locations Improve Net Interest Margin and Bottom Line Earnings 33

SUMMARY Continue Aggressive Calling Program by Center Managers and Loan Officers Maintain a Strong Balance Sheet and Continue to be a Safe Harbor for Customer Deposits Do the Right Thing for Our Customers and Our Communities Deliver the Highest Level of Service Possible Continue to Strive for New and Innovative Ways to Build Business and Increase Shareholder Value 34

QUESTIONS 35

THANK YOU 36